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                                                                    EXHIBIT 10.3


                         FIRST AMENDMENT TO AMENDED AND
                     RESTATED GUARANTY OF PAYMENT AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY OF PAYMENT AGREEMENT (this "Agreement") is made this _______ day of November, 2000, effective as of September 30, 2000 by and between AMERICAN RETIREMENT CORPORATION, a Tennessee corporation (the "Guarantor") and BANK UNITED (the "Agent") as agent for itself and the other lenders who are or shall be from time to time participating as lenders (collectively, the "Lenders") hereunder pursuant to the Agency Agreement dated June 8, 1999 and October 1, 1999 or any amendment thereto (as amended, restated or substituted from time to time the "Agency Agreement").

                                    RECITALS

         A. The Lenders have provided to ARC Capital Corporation II and the other Borrowers a credit facility (such credit facility, as modified, increased, extended, restated or substituted, is referred to hereinafter as the "Credit Facility" or the "Loan") in the maximum principal sum of up to $100,000,000 or such greater amount not to exceed $150,000,000 as the Lenders may from time to time commit to lend pursuant to any Agency Agreement. Advances or readvances of the Loan have been made pursuant to, and secured by, the provisions of that certain Amended and Restated Financing and Security Agreement dated February 11, 2000 by and between the Agent and ARC Capital Corporation II, a Tennessee corporation, as amended pursuant to the First Amendment to Amended and Restated Financing and Security Agreement of even date herewith (the "Financing Agreement").

         B. The advances under the Loan are evidenced by promissory notes made or to be made by one or more of the Borrowers for the benefit of each of the Lenders in the aggregate principal sum of the then-applicable Credit Facility Committed Amount (as amended, restated, renewed or resubstituted from time to time, the "Notes"). Each of the Notes is being amended pursuant to the terms of a First Amendment to Promissory Note of even date herewith. The Notes are secured by, among other things, certain Deeds of Trust (as defined in the Financing Agreement) from the Borrowers in favor of the Agent for the benefit of the Lenders covering such Borrowers' interest in the Land and the Improvements for the applicable Facility (as defined in the Financing Agreement) or certain assignments to the Lenders of Assigned Notes secured by Deeds of Trust payable to Borrowers in connection with Synthetic Lease Transactions and Collateral Assignments and such other real and personal property as shall be therein more particularly set forth (collectively, the "Property"). The Credit Facility is evidenced, secured and guaranteed by the Financing Documents (as defined in the Financing Agreement).

         C. The Borrowers obligations under the Credit Facility are guaranteed by the Guarantor pursuant to the terms of the Amended and Restated Guaranty of Payment Agreement dated February 11, 2000 (the "Guaranty").

         D. The Borrowers have requested and the Lenders have agreed to modify certain provisions of the Financing Agreement and the Guaranty.


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         E. The Lenders have required, as a condition to continuing to make available the Credit Facility, that the Guarantor execute and deliver this Agreement to the Agent.

         NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Agent hereby agree as follows:

         1. The above Recitals are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement or the Guaranty shall have the same meaning under this Agreement.

         2. The Guaranty is hereby amended as follows:

         (a) Subsections (a), (d) and (f) of Section 3.2 of the Guaranty are hereby amended and restated in their entirety as follows:


                  (a) Minimum Tangible Net Worth. Maintain, on a consolidated basis with all subsidiaries, at all times during the term of the Credit Facility measured quarterly, a minimum Tangible Net Worth of not less than $92,000,000 as of September 30, 2000 and beginning with the quarter ending December 31, 2000 a Minimum Tangible Net Worth of not less than the sum of $92,000,000 plus fifty percent (50%) of the Guarantor's net income (if positive) for each subsequent quarter plus seventy-five (75%) of the net cash proceeds to the Guarantor of any equity capital (or equity equivalent) securities offering received during such quarter, excluding the dollar amount of any such equity offering issued in connection with and acquisition, merger or business combination which is attributed to the purchase of the goodwill of the acquired entity. "Tangible Net Worth" means, at any time, the sum at such time of Net Worth less the total of (a) all assets which would be classified as intangible assets under GAAP, including goodwill, trademarks, trademark applications, trade names, service marks, patent applications and licenses, and deferred charges, (b) pre-opening costs, organizational costs and deferred financing costs, and (c) advances or loans made to or receivables from any unconsolidated affiliates of which the Guarantor owns less than fifty percent (50%) or any stockholder of the Guarantor or any affiliate. All assets classified in the Guarantor's financial statements as leaseholds of Senior Living Facilities or leasehold acquisition costs related to Senior Living Facilities shall be included as tangible assets in the calculation of its Tangible Net Worth except leasehold acquisition costs, if any, for the Senior Living Facility known as "Freedom Plaza Peoria".

                  (d) Ratio of EBITDAR to Interest and Rent. Maintain on a consolidated basis a minimum ratio of EBITDAR to the sum of Interest plus Rent as shown below for the period or periods indicated; provided, however, that any calculation of such ratio which includes the quarter ending December 31, 1999 shall exclude from the calculation of EBITDAR the amounts of both the actual extraordinary charges (but not more than $13,000,000) and the actual extraordinary gain (but not more than $3,000,000) taken by the Guarantor in that



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         fiscal quarter which are listed with estimated amounts on Exhibit A attached to the Guaranty, and shall at all times (i) exclude non-cash reserves for general and/or professional liability claims and the costs associated therewith, (ii) exclude all non-cash income arising from the contribution of assets to a joint venture, and (iii) include cash payments made for general and/or professional liability claims and the costs associated therewith:

                  (i) Measured on a rolling four (4) fiscal quarter basis as follows:

                  ----------------------------------------------------------
                           Period Ending                       Ratio
                  ----------------------------------------------------------
                         September 30, 2000                1.10 to 1.00
                  ----------------------------------------------------------
                         December 31, 2000                 1.10 to 1.00
                  ----------------------------------------------------------
                           March 31, 2001                  1.10 to 1.00
                  ----------------------------------------------------------
                           June 30, 2001                   1.10 to 1.00
                  ----------------------------------------------------------
                         September 30, 2001                1.15 to 1.00
                  ----------------------------------------------------------
                         December 31, 2001                 1.20 to 1.00
                  ----------------------------------------------------------
                           March 31, 2002                  1.30 to 1.00
                  ----------------------------------------------------------
                           June 30, 2002                   1.40 to 1.00
                  ----------------------------------------------------------

                  (ii) Measured on a single fiscal quarter basis as follows:

                  ----------------------------------------------------------
                           Period Ending                       Ratio
                  ----------------------------------------------------------
                         September 30, 2000                1.15 to 1.00
                  ----------------------------------------------------------
                         December 31, 2000                 1.00 to 1.00
                  ----------------------------------------------------------
                           March 31, 2001                  1.03 to 1.00
                  ----------------------------------------------------------
                           June 30, 2001                   1.15 to 1.00
                  ----------------------------------------------------------
                         September 30, 2001                1.20 to 1.00
                  ----------------------------------------------------------
                         December 31, 2001                 1.30 to 1.00
                  ----------------------------------------------------------
                           March 31, 2002                  1.40 to 1.00
                  ----------------------------------------------------------
                           June 30, 2002                   1.50 to 1.00
                  ----------------------------------------------------------


                  (f) Minimum Liquidity. Maintain on a consolidated basis Liquid Assets of not less than the greater of (i) (aa) ten percent (10%) of its Tangible Net Worth or (bb) $12,000,000, measured quarterly plus
         (ii) $.50 for every $1.00 (the "Additional Required Liquidity") of net equity capital that is invested after the date hereof by the Guarantor or its Subsidiaries in any of the new investments described in subparts
         (i) through (iv) below (individually, a "New Investment" or, collectively, the "New Investments") until such time or times as the Guarantor's ratio of EBITDAR for a fiscal quarter to the Guarantor's Interest and Rent for such period is equal to or greater than 1.40 to 1.00:

                  (i) acquisition of Guarantor's convertible subordinated debentures,



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                  (ii) voluntary prepayments of debt balances other than
         payments currently scheduled or required pursuant to the terms of the documents evidencing such indebtedness,

                  (iii) acquisitions of Senior Living Facilities; and

                  (iv) the dollar amount spent on new (i.e., first initiated after the effective date hereof) construction either for expansion of existing or development of new Senior Living Facilities.

                  The foregoing notwithstanding, the following limitations shall apply to the Additional Required Liquidity: (1) New Investments must exceed $500,000 in a fiscal quarter in order to give rise to commensurate Additional Required Liquidity and thereafter, the Additional Required Liquidity shall be calculated on the amount of New Investments in excess of $500,000 in such quarter; and (2) in all events, the minimum Liquid Assets requirement shall not exceed $25,000,000 (except to the extent 10% of the Guarantor's Tangible Net Worth exceeds $25,000,000).

                  Notwithstanding the foregoing, the following New Investments shall not give rise to any Additional Required Liquidity: (1) the acquisition by the Guarantor or any Subsidiary of any Senior Living Facility which is currently a leasehold; or (2) the cost of proposed expansion of the Senior Living Facility knows as "Park Regency".

                  In addition, with regard to the sale of an asset the proceeds of which are invested in a new asset pursuant to a 1031 exchange transaction, only 50% of the net capital in excess of the 1031 sale proceeds included in the New Investment will be subject to the Additional Required Liquidity.

         (b) The following new Subsection (g) is hereby added to Section 3.2 (Financial Covenants) of the Guaranty:



                  (g) Fixed Charge Coverage Ratio. Maintain on a consolidated basis a minimum ratio of EBITDAR (as defined in the Financing Agreement as modified pursuant to Subsection (d) of this Section 3.2) to Interest plus Rent plus current of principal amortization of debt of 1.05 to 1.00, measured quarterly on a rolling four (4) quarters basis. In determining the amount of principal amortization of any debt any balloon or bullet payment shall be excluded.

         3. Except as specifically set forth herein, the terms, provisions and covenants of the Guaranty are hereby ratified and confirmed and remain in full force and effect.

         4. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.




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         WITNESS the signatures and seals of the Guarantor and the Agent on behalf of the Lenders under seal by their duly authorized representatives as of the day and year first above written.


WITNESS OR ATTEST:                  AMERICAN RETIREMENT CORPORATION,
                                    a Tennessee corporation



                                    By:                                   (SEAL)
--------------------------------        ----------------------------------
                                        George T. Hicks
                                        Executive Vice President


STATE/COMMONWEALTH OF _______________
COUNTY/CITY OF ______________, TO WIT:

         I HEREBY CERTIFY, that on this ___ day of November, 2000, before me, the undersigned Notary Public of said State/Commonwealth, personally appeared George T. Hicks, who acknowledged himself to be the Executive Vice President of American Retirement Corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized officer of said corporation by signing the name of the corporation by himself as Executive Vice President.

         WITNESS my hand and Notarial Seal.



                                    --------------------------------------------
                                    Notary Public

My Commission Expires:







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WITNESS OR ATTEST:                  BANK UNITED, as Agent on behalf of the
                                    Lenders



                                    By:                                   (SEAL)
--------------------------------        ----------------------------------
                                        Name:
                                        Title:

STATE/COMMONWEALTH OF _______________
COUNTY/CITY OF ______________, TO WIT:

         I HEREBY CERTIFY, that on this ___ day of November, 2000, before me, the undersigned Notary Public of said State/Commonwealth, personally appeared ____________________, who acknowledged himself to be the
__________________________ of Bank United, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized officer of said bank by signing the name of the bank by himself as _______________________________.



         WITNESS my hand and Notarial Seal.



                                    --------------------------------------------
                                    Notary Public






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